Exhibit 32.1
                   CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Enxnet, Inc. (the "Company") on
Form 10-KSB for the period ending March 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Annual Report"), Each of the undersigned, Ryan Corley, Chief Executive Officer of the Company and Stephen Hoelscher, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

     (1) The Annual Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and result of operations of the Company as of and for the period covered by the Annual Report.


Date: 06/28/2006                       /s/Ryan Corley
                                      Ryan Corley
                                      Chief Executive Officer

Date: 02/28/2006                       /s/Stephen Hoelscher
                                      Stephen Hoelscher
                                      Chief Financial Officer